SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report: August 1, 2001
(Date of earliest event reported)

SONICBLUE INCORPORATED
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-21126 (Commission File Number)	77-0204341 (IRS Employer Identification No.)

2841 Mission College Boulevard, Santa Clara, California 95054
(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (408) 588-8000

Item 2. Acquisition or Disposition of Assets.
Item 7. Financial Statements and Exhibits.
SIGNATURE
INDEX TO EXHIBITS
EXHIBIT 2.2
EXHIBIT 2.3

Item 2. Acquisition or Disposition of Assets.

     On August 1, 2001, SONICblue Incorporated (“SONICblue” or the “Registrant”), a Delaware corporation, completed the transactions contemplated by the Agreement and Plan of Merger, dated as of March 23, 2001 (the “Merger Agreement”), among SONICblue, Rewind Acquisition Corp., a Delaware corporation and wholly owned subsidiary of SONICblue (“Merger Sub”), and ReplayTV, Inc., a Delaware corporation (“ReplayTV”), and, with respect to Article 7 and Article 9 only, William Randolph Hearst III as Stockholder Agent, and Chase Manhattan Bank & Trust Company, National Association, as Escrow Agent, as amended by that certain First Amendment to the Agreement and Plan of Merger, dated as of May 22, 2001, among SONICblue, Merger Sub and ReplayTV and by that certain Second Amendment to the Agreement and Plan of Merger, dated as of July 31, 2001, among SONICblue, Merger Sub and ReplayTV. Pursuant to the terms of the Merger Agreement, the Registrant issued an aggregate of 15.5 million shares of SONICblue common stock and options and warrants to purchase shares of SONICblue common stock in exchange for all of ReplayTV’s outstanding equity interests, and ReplayTV became a wholly owned subsidiary of the Registrant. Pursuant to the Merger Agreement, as amended, (a) 10% of the shares of SONICblue common stock to be issued to former ReplayTV stockholders in the Merger has been placed in a general escrow fund as security for any losses SONICblue incurs or reasonably anticipates incurring by reason of breaches by ReplayTV of representations, warranties or covenants contained in the Merger Agreement and (b) 10% of the shares of SONICblue common stock to be issued to former ReplayTV preferred stockholders and certain current and former officers and directors of ReplayTV has been placed in an intellectual property escrow fund as security for any losses SONICblue incurs or reasonably anticipates incurring by reason of breaches by ReplayTV of representations, warranties or covenants relating to intellectual property contained in the Merger Agreement. The acquisition is intended to qualify as a tax-free reorganization and was accounted for as a purchase.

     The foregoing description of the Merger Agreement is qualified in its entirety to the full text of the Merger Agreement, a copy of which is attached hereto as an exhibit, together with the amendments thereto, all of which are incorporated herein by reference.

Item 7. Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

     It is impractical to provide the required financial statements at the time of the filing of this Current Report on Form 8-K. Required financial statements will be filed on a Form 8-K/A as soon as practicable after the date hereof, but not later than October 15, 2001.

(b)	Unaudited Pro Forma Financial Information.

     It is impractical to provide the required financial statements at the time of the filing of this Current Report on Form 8-K. Required financial statements will be filed on a Form 8-K/A as soon as practicable after the date hereof, but not later than October 15, 2001.

2

(c)	Exhibits.

2.1	Agreement and Plan of Merger, dated as of March 23, 2001, among the Registrant, Rewind Acquisition Corp. and ReplayTV, Inc., and, with respect to Article 7 and Article 9 only, William Randolph Hearst III as Stockholder Agent, and Chase Manhattan Bank & Trust Company, National Association, as Escrow Agent (incorporated by reference to Exhibit 2.2 to the Registrant’s Registration Statement on Form S-4 (File No. 333-59258))

2.2	First Amendment to the Agreement and Plan of Merger, dated as of May 22, 2001, among the Registrant, Rewind Acquisition Corp. and ReplayTV, Inc.

2.3	Second Amendment to the Agreement and Plan of Merger, dated as of July 31, 2001, among the Registrant, Rewind Acquisition Corp. and ReplayTV, Inc.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

     Dated: August  15, 2001.

SONICBLUE INCORPORATED

By	/s/ John J. Todd

John J. Todd Chief Financial Officer

INDEX TO EXHIBITS

Exhibit
Number	Description

2.1	Agreement and Plan of Merger, dated as of March 23, 2001, among the Registrant, Rewind Acquisition Corp. and ReplayTV, Inc., and, with respect to Article 7 and Article 9 only, William Randolph Hearst III as Stockholder Agent, and Chase Manhattan Bank & Trust Company, National Association, as Escrow Agent (incorporated by reference to Exhibit 2.2 to the Registrant’s Registration Statement on Form S-4 (File No. 333-59258)).

The exhibits to the Merger Agreement, as listed in the table of contents thereto, have been omitted. The Registrant will furnish copies of the omitted exhibits to the Commission upon request.

2.2	First Amendment to the Agreement and Plan of Merger, dated as of May 22, 2001, among the Registrant, Rewind Acquisition Corp. and ReplayTV, Inc.

2.3	Second Amendment to the Agreement and Plan of Merger, dated as of July 31, 2001, among the Registrant, Rewind Acquisition Corp. and ReplayTV, Inc.